Exhibit 32.2


            CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-QSB of Sunshine PCS Corporation (the "Company") for the three months ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert E. Dolan, as Principal Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     /s/    Robert E. Dolan
                                     -----------------------------------
                                     Name: Robert E. Dolan
                                     Title: Principal Accounting Officer
Date: May 15, 2007

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